UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2009

ABAXIS, Inc.
 (Exact name of registrant as specified in its charter)

California	000-19720	77-0213001
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3240 Whipple Road, Union City, CA	94587
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 675-6500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 1, 2009, Abaxis, Inc. (the “Company”) entered into an Exclusive Agreement (the “Agreement”) with Abbott Point of Care Inc. (“Abbott”). Pursuant to the Agreement, Abbott granted to the Company the right to sell and distribute Abbott’s i-STAT 1 handheld instrument and associated consumables in the animal health care market worldwide.

The Company’s right to sell and distribute these products is initially non-exclusive, but becomes exclusive in all countries of the world, except for Japan, on November 1, 2009. The Company’s rights in Japan remain non-exclusive for the term of the Agreement. The initial term of the Agreement ends on December 31, 2014, and after this initial term, the Agreement continues automatically for successive one-year periods unless terminated by either party.

Under the Agreement, the Company will be responsible for marketing and promoting the i-STAT 1 products and providing customer service and technical support. Additionally, the Agreement imposes on the Company certain minimum purchase and sales requirements. The Company anticipates that its i-STAT cartridge marketing and sales activities will commence on or around June 1, 2009, and that it will launch an Abaxis-branded version of the i-STAT 1 instrument as part of its VetScan line on or around August 1, 2009.

This report includes statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act. Specific forward-looking statements contained in this report may include, but are not limited to, risks and uncertainties related to the market acceptance of the Company’s products and the continuing development of its products, risks associated with manufacturing and distributing its products on a commercial scale, risks associated with entering the human diagnostic market on a larger scale, risks involved in carrying of inventory, risks from unexpected problems or delays in the Company’s manufacturing facility, risks associated with the ability to attract and retain competent sales personnel, general market conditions, competition, risks and uncertainties related to its ability to raise capital in order to fund its operations and other risks detailed from time to time in the Company’s periodic reports filed with the United States Securities and Exchange Commission. Forward-looking statements speak only as of the date the statement was made. The Company does not undertake and specifically disclaims any obligation to update any forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2009

ABAXIS, INC.

By: Alberto Santa Ines
Alberto Santa Ines
Vice President, Finance and
Chief Financial Officer

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